Jim Gallogly, Chief Executive Officer
Karyn Ovelmen, Chief Financial Officer
Sergey Vasnetsov, SVP – Strategic Planning and Transactions
Doug Pike, VP – Investor Relations
Second-Quarter 2014 Earnings
Exhibit 99.2

Cautionary Statement

The statements in this presentation relating to matters that are not historical facts are forward-looking statements. These forward-looking statements are based upon assumptions of management which are believed to be reasonable at the time made and are subject to significant risks and uncertainties. Actual results could differ materially based on factors including, but not limited to, the business cyclicality of the chemical, polymers and refining industries; the availability, cost and price volatility of raw materials and utilities, particularly the cost of oil, natural gas, and associated natural gas liquids; competitive product and pricing pressures; labor conditions; our ability to attract and retain key personnel; operating interruptions (including leaks, explosions, fires, weather-related incidents, mechanical failure, unscheduled downtime, supplier disruptions, labor shortages, strikes, work stoppages or other labor difficulties, transportation interruptions, spills and releases and other environmental risks); the supply/demand balances for our and our joint ventures’ products, and the related effects of industry production capacities and operating rates; our ability to achieve expected cost savings and other synergies; our ability to successfully execute projects and growth strategies; legal and environmental proceedings; tax rulings, consequences or proceedings;
technological developments, and our ability to develop new products and process technologies; potential governmental regulatory actions; political unrest and terrorist acts; risks and uncertainties posed by international operations, including foreign currency fluctuations; and our ability to comply with debt covenants and service our debt.  Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the “Risk Factors” section of our Form 10-K for the year ended December 31, 2013, which can be found at www.lyondellbasell.com on the Investor Relations page and on the Securities and Exchange Commission’s website at www.sec.gov.
The illustrative results or returns of growth projects are not in any way intended to be, nor should they be taken as, indicators or guarantees of performance. The assumptions on which they are based are not projections and do not necessarily represent the
Company’s expectations and future performance. You should not rely on illustrated results or returns or these assumptions as being indicative of our future results or returns.
This presentation contains time sensitive information that is accurate only as of the date hereof.  Information contained in this presentation is unaudited and is subject to change.  We undertake no obligation to update the information presented herein except as required by law.
lyondellbasell.com

Information Related to Financial Measures

We have included EBITDA in this presentation, which is a non-GAAP measure, as we believe that
EBITDA is a measure commonly used by investors. However, EBITDA, as presented herein, may not be comparable to a similarly titled measure reported by other companies due to differences in the way the measure is calculated. We calculate EBITDA as income from continuing operations plus interest expense (net), provision for (benefit from) income taxes, and depreciation & amortization. EBITDA should not be considered an alternative to profit or operating profit for any period as an indicator of our performance, or as an alternative to operating cash flows as a measure of our liquidity. See Table 8 of our accompanying earnings release for reconciliations of EBITDA to net income.
While we also believe that free cash flow (FCF) and book capital are measures commonly used by investors, free cash flow and book capital, as presented herein, may not be comparable to similarly titled measures reported by other companies due to differences in the way the measures are calculated. For purposes of this presentation, free cash flow means net cash provided by operating activities minus capital expenditures and book capital means total debt plus stockholders’ equity plus minority interests.
lyondellbasell.com

lyondellbasell.com
Highlights

EBITDA
($ in millions)
Income from Continuing Operations
($ in millions, except per share data)
2Q'14 1Q'14 2Q'13
EBITDA
$1,941 $1,668 $1,652
Income from Continuing Operations
$1,173 $943 $923
Diluted Earnings ($ / share) from Continuing Operations
$2.22 $1.72 $1.60
500
1,000
1,500
$2,000
2Q'13 3Q'13 4Q'13 1Q'14 2Q'14
300
600
900
1,200
2Q'13 3Q'13 4Q'13 1Q'14 2Q'14
LTM EBITDA - $6,683 million LTM EPS – $7.54 per share

LyondellBasell Safety Performance

1) Includes employees and contractors.
Safety - Injuries per 200,000 Hours Worked
(1)
In June, the American Chemistry Council recognized
LyondellBasell as a Responsible Care Company of the Year
0.0
0.1
0.2
0.3
0.4
0.5
2009 2010 2011 2012 2013 1H 2014
lyondellbasell.com

1,000
2,000
3,000
$4,000
Olefins &
Polyolefins -
Americas
Olefins &
Polyolefins -
EAI
Intermediates
& Derivatives
Refining Technology
300
600
900
$1,200
Olefins &
Polyolefins -
Americas
Olefins &
Polyolefins -
EAI
Intermediates
& Derivatives
Refining Technology
Second Quarter 2014 and Last Twelve Months (LTM)
Segment EBITDA
6
($ in millions) ($ in millions)
LTM June 2014 EBITDA
Second Quarter 2014 EBITDA
Q2’14 EBITDA
$1,941 million
Q2’14 Operating Income
$1,613 million
LTM June 2014 EBITDA
$6,683 million
LTM June 2014 Operating Income
$5,424 million
lyondellbasell.com

lyondellbasell.com
$3,233
$3,529
0
2,000
4,000
6,000
8,000
$10,000
Jul 2013
Beginning
Balance
CF from
Operations
excl.
Working
Capital
Working
Capital
Changes
Capex Dividends &
Share
Repurchases
Net Debt
Borrowings
Other Jun 2014
Ending
Balance
$4,379
$3,529
0
2,000
4,000
6,000
8,000
$10,000
Mar 2014
Beginning
Balance
CF from
Operations
excl.
Working
Capital
Working
Capital
Changes
Capex Dividends &
Share
Repurchases
Net Debt
Borrowings
Other Jun 2014
Ending
Balance
Cash Flow
7
1) Beginning and ending cash balances include cash and short-term securities; 2) Includes  accounts receivable, inventories and accounts payable; 3) Includes capital and maintenance turnaround spending.
($ in millions)
Q2 2014 LTM June 2014
(3) (2) (1) (2) (1) (3)
(1)
(1)
~ $6.1 billion in dividends and share repurchases in the LTM June 2014

1,000
2,000
3,000
4,000
5,000
6,000
$7,000
2011 2012 2013 LTM Jun 2014
Capex Free Cash Flow
1,000
2,000
3,000
4,000
5,000
6,000
$7,000
2011 2012 2013 LTM Jun 2014
Interim Dividends Special Dividends Share Repurchases
Strong Cash Generation,
Share Repurchases & Dividends
8
Cash From Operations Dividends & Share Repurchases
($ in millions)
($ in millions)
~ 19 million shares repurchased during
Q2’2014 and ~ 62 million shares
repurchased as of June 30, 2014
Key Statistics
1) Cash balances include cash and short-term securities.
Snapshot at June 30, 2014
LTM FCF:  $3.8 billion
LTM Capex:  $1.5 billion
Cash
(1)
:  $3.5 billion
Total Debt/LTM EBITDA: 1.0x
Total Debt/Book Capital: 39%
lyondellbasell.com

lyondellbasell.com
0
15
30
45
60
Ethane Margin Naphtha Margin HDPE Margin Ethylene/HDPE Chain
Olefins & Polyolefins – Americas
Highlights and Business Drivers – 2Q’14
9
U.S. Olefins
•
Increased internal  ethylene
consumption – inventory reduction
•
La Porte turnaround
•
Lower COE from higher co-product
values and lower NGL costs
Polyethylene
•
Spread up ~ 2¢/lb
•
Volumes flat
Polypropylene (includes Catalloy)
•
Spread up slightly
•
Volumes up ~ 3%
Ethylene Chain Margins
(1)
EBITDA Performance vs. 1Q’14
Polypropylene Margins
(1)
EBITDA Margin Volume
($ in millions)
1) Source: Quarterly average industry data from third party consultants; 2) The direction of the arrows reflects our underlying business metrics.
(2)
2Q’13 1Q’14 2Q’14 Jul’14
(cents / lb)
(cents / lb)
200
400
600
800
$1000
2Q'13 3Q'13 4Q'13 1Q'14 2Q'14
0.0
1.5
3.0
4.5
6.0
2Q'13 1Q'14 2Q'14 Jul'14

lyondellbasell.com
Olefins & Polyolefins – Europe, Asia, International
Highlights and Business Drivers – 2Q’14
10
EU Olefins
•
Lower naphtha margin offset by
increased advantaged feedstocks
•
Operating rate ~ 95%
Polyethylene
•
Volumes up ~ 7%
•
Margins flat
Polypropylene (includes Catalloy)
•
Volumes up ~ 10%
•
Margins flat
JV equity income
EBITDA Performance vs. 1Q’14
European Polypropylene Margins
(1)
(cents / lb) (cents / lb)
($ in millions)
(2)
100
200
300
$400
2Q'13 3Q'13 4Q'13 1Q'14 2Q'14
(4)
(2)
0
2
4
2Q'13 1Q'14 2Q'14 Jul'14
EBITDA Margin Volume
(10)
5
20
35
50
2Q'13 1Q'14 2Q'14 Jul'14
Naphtha Margin HDPE Margin Ethylene/HDPE Chain
European Ethylene Chain Margins
(1)
1) Source: Quarterly average data from third party consultants; 2) The direction of the arrows reflects our underlying business metrics.

Intermediates & Derivatives
Highlights and Business Drivers – 2Q’14

EBITDA
Propylene Oxide and Derivatives
•
PO volumes relatively unchanged
•
Lower derivatives volumes (deicers)
and margins
Intermediates
•
Acetyls unchanged – improved
VAM/GAA margins offset by lower
Methanol margins
•
Improved Styrene volume and margins
Oxyfuels
•
Seasonal improvement in volumes and
margins
EBITDA Margin Volume
Performance vs. 1Q’14
($ in millions)
EU MTBE Raw Material Margins (per Platts)
(1)
(cents / gallon)
P-Glycol Raw Material Margins (per Chemdata)
(1)
1) Data represents quarterly average; 2) The direction of the arrows reflects our underlying business metrics.
(2)
(cents / lb)
100
200
300
400
$500
2Q'13 3Q'13 4Q'13 1Q'14 2Q'14
0
20
40
60
2Q13 1Q14 2Q14 3Q14E
0
40
80

2Q'13 1Q'14 2Q'14 Jul'14
lyondellbasell.com

lyondellbasell.com
0
10
20
30
2Q'13 1Q'14 2Q'14 Jul'14
Lt-Hvy Lt-Gasoline Lt-ULSD
Refining Highlights and Business Drivers – 2Q’14
12
Houston Refinery
•
Crude throughput: 257 MBPD
•
Maya 2-1-1:  $27.01 per bbl
•
Lower Maya 2-1-1 offset by higher
yield
•
Cost of RINs flat
EBITDA Performance vs. 1Q’14
EBITDA Margin Volume
($ in millions)
1) Light Louisiana Sweet (LLS) is the referenced light crude. Data represents quarterly average; 2) The direction of the arrows reflects our underlying business metrics.
Capacity = 268 MBPD
Refining Spreads (per Platts)
(1)
Refining Throughput
(2)
($ / bbl)
(MBPD)
50
100
150
$200
2Q'13 3Q'13 4Q'13 1Q'14 2Q'14
0
100

2Q'13 3Q'13 4Q'13 1Q'14 2Q'14

Second Quarter Summary and Outlook
13
– Industry conditions expected to be
generally consistent with recent
quarters
– O&P – Americas impacted by LaPorte
startup delays;  expansion expected
on-stream late in quarter
– O&P – EAI expects typical seasonal
impacts
– Intermediates and Derivatives is
expected to remain steady
– July Refining conditions have been
similar to June
Second Quarter Summary Near-Term Outlook
– Record earnings driven by solid
results across all segments
– Industry fundamentals remain strong
– O&P- Americas record EBITDA
despite La Porte turnaround
– Financial strategy on track with first
10% share repurchase program
complete and next 10% program
underway
lyondellbasell.com